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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 1998, (except for the last paragraph of Note 2, as to which the date is February 11, 1998) appearing in the Annual Report on Form 10-K of Retix for the year ended December 27, 1997.


DELOITTE & TOUCHE LLP
April 2, 1998